Intangible assets and goodwill	9 Months Ended
Sep. 30, 2017
Intangible assets and goodwill
Intangible assets and goodwill

5. Intangible assets and goodwill

The gross carrying amount of in‑process research and development (IPR&D), acquired developed product rights and goodwill is as follows (in thousands):

	As of September 30, 2017
	Beginning of Period	Additions	Amortization/Impairment	End of Period
IPR&D	$20,723	$—	$(20,723)	$—
Acquired developed product rights	40,177	—	(3,767)	36,410
Goodwill	7,256	—	—	7,256
Total	$68,156	$—	$(24,490)	$43,666

	As of December 31, 2016
	Beginning of Period	Additions	Impairment	End of Period
IPR&D	$36,551	$—	$(15,828)	$20,723
Acquired developed product rights	—	40,177	—	40,177
Goodwill	7,256	—	—	7,256
Total	$43,807	$40,177	$(15,828)	$68,156

Our finite lived intangible asset consists of acquired developed product rights obtained from the asset acquisition of Keveyis® (dichlorphenamide) from a subsidiary of Taro Pharmaceutical Industries Ltd. (“Taro”).  Keveyis is approved in the United States to treat hyperkalemic, hypokalemic and related variants of primary periodic paralysis, a group of rare hereditary disorders that cause episodes of muscle weakness or paralysis.  Keveyis has received orphan drug exclusivity status in the United States through August 7, 2022. In connection with the Asset Purchase Agreement and Supply Agreement we entered into with Taro, we paid Taro an upfront payment in two installments of $1 million in December 2016 and $7.5 million in March 2017.  We concluded that the supply price payable by us exceeds fair value and, therefore, used a discounted cash flow method with a probability assumption to value the payments in excess of fair value at $29.3 million, for which we have recorded an intangible asset and corresponding liability. This liability will be reduced as we purchase inventory over the term of the Supply Agreement.  In addition, we incurred transaction costs of $2.4 million, which were recorded in our Statement of Operations during the year ended December 31, 2016. The overall recording of the transaction resulted in the recording of an intangible asset of $40.2 million. This asset is being amortized over an eight-year period using the straight-line method.

We recorded amortization expense of $3.8 million and $0 for the nine months ended September 30, 2017 and 2016, respectively.

We recorded a $20.7 million impairment charge related to the in-process research and development of veldoreotide, which we acquired from Aspireo Pharmaceuticals, Ltd. in 2015. The factors considered in determining the fair value measurement were future revenues expected to be generated, estimated development timeline, increased costs and, an appropriate risk-adjusted discount rate. The decrease in the valuation of our intangible asset related to veldoreotide is due to a longer estimated development timeline, as well as increased costs above those previously estimated.